UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

Reign Sapphire Corporation

(State or other jurisdiction of incorporation)

Delaware	333-204486	47-2573116
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

9465 Wilshire Boulevard, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 457-3772

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.       Entry into a Material Definitive Agreement.

Issuance of Incentive Shares, Notes and Warrants Pursuant to Subsequent Closing

On December 23, 2015, the Company entered into a Securities Purchase Agreement the “Initial Purchase Agreement”) with respect to the sale and issuance to certain institutional investors of up to (i) 2,500,043 shares of the Company’s Common Stock (the “Initial Incentive Shares”); (ii) $862,500 aggregate principal amount of Secured Convertible Notes (the “Initial Notes”) and (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 7,187,542 shares of the Company’s Common Stock (the “Initial Warrants”).  The transaction closed on December 23, 2015 (the “Initial Closing Date”). The material terms and conditions of the transaction were described in, and copies of the full text of those documents were filed with, the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“Commission”) on December 24, 2015.

The terms of the Initial Purchase Agreement provided that until two years after the Initial Trading Day (as defined in the Initial Purchase Agreement), but not later than three years after the Initial Closing Date (December 23, 2015), the purchasers may require a Closing for up to an additional Subscription Amount equal to the Subscription Amount paid on the Initial Closing Date on the same terms and conditions as the Initial Closing.

On November 10, 2017, pursuant to a partial exercise of the Subsequent Closing provision of the Initial Purchase Agreement, the Company entered into a subsequent Securities Purchase Agreement (the “Purchase Agreement”) with respect to the sale and issuance to certain institutional investors of (i) 833,354 shares of the Company’s Common Stock (the “Incentive Shares”); (ii) $287,502 aggregate principal amount of Secured Convertible Notes (the “Notes”) and (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 3,593,776 shares of the Company’s Common Stock (the “Warrants”).  The Incentive Shares, Notes and Warrants were issued as of November 10, 2017 (the “Issue Date”). Purchasers received (i) Incentive Shares at the rate of 2.8986 Incentive Shares for each $1.00 of Note principal issued to such Purchaser; (ii) a Note with a principal amount of $1.00 for each $0.86956 for each $1.00 paid by each purchaser for such purchaser’s Note; and (iii) Warrants to purchase up to a number of shares of Common Stock equal to 100% of such purchaser’s Note principal amount divided by $0.08, the conversion price in effect on the Subsequent Closing Date, with a per share exercise price equal to $0.30, subject to adjustment. The aggregate cash subscription amount received by the Company from the purchasers for the issuance of the Incentive Shares, Notes and Warrants was $250,000 (the “Subscription Amount”). This summary is not a complete description of all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference to this Item 1.01.

On November 16, 2017, the Company and the investors mutually agreed to (1) extend the Maturity Date (as defined in the Notes) of the Notes dated December 23, 2015 and November 10, 2016 to June 30, 2018, (2) extend the termination date of the Warrants dated December 23, 2015 and November 10, 2016, to November 10, 2022, and also to amend the Warrants dated December 23, 2015, November 10, 2016 and November 10, 2017, to state that the Exercise Price (as defined in the Warrants) shall be $0.15 per share, subject to further adjustment if the Company effects a forward stock split. The Notes and Warrants dated November 10, 2016 were filed as Exhibits 10.2 and 10.7 to the Form 8-K filed on November 14, 2016.

Terms of Notes; Collateral and Guarantees; Optional Redemption

The Notes mature on May 10, 2019, eighteen (18) months after the Issue Date, and provide for interest to accrue at an interest rate equal to the lesser of 15% per annum or the maximum rate permitted under applicable law after the occurrence of any event of default as provided in the Notes. At any time after the Issue Date, the holders, at their option, may convert the outstanding principal balance and accrued interest into shares of Common Stock of the Company. The initial conversion price for the principal and interest in connection with voluntary conversions by a holder of a Note is $0.08 per share, subject to adjustment as provided therein. Each Note, for example, is subject to adjustment upon certain events such as stock splits and has full ratchet anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. Each Note also contains certain negative covenants, including prohibitions on incurrence of indebtedness, liens, charter amendments, dividends, redemption. None of the holders of the Note have the right to convert any portion of their Note if it (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”). The Notes include customary events of default, including, among other things, payment defaults, covenant breaches, certain representations and warranties, certain events of bankruptcy, liquidation and suspension of the Company’s Common Stock from trading.  If such an event of default occurs, the holders of the Notes may be entitled to take various actions, which may include the acceleration of amounts due under the Notes and accrual of interest as described above. As described below, the Notes are collectively collateralized by substantially all of the assets of the Company and guarantees of payment of the Notes have also been delivered by certain parties. The foregoing description is qualified in its entirety by reference to the full text of the form of Note filed as Exhibit 10.2 hereto, which is incorporated by reference into this Item 1.01.

In connection with the Purchase Agreement, the security agreement, dated December 23, 2015 (the “Security Agreement”) with the collateral agent for the holders of the Original Notes was amended to include the Notes. The Security Agreement provides the holders a security interest in substantially all of the assets of the Company, subject to the terms of the security agreement. This summary is not a complete description of all of the terms of the Security Agreement and is qualified in its entirety by reference to the full text of the Security Agreement included as part of the Company’s Current Report on Form 8-K filed with the Commission on December 24, 2015 and are incorporated by reference to this Item 1.01.

In addition, pursuant to the terms of guaranty agreements, as amended, between them and the holders of the Original Notes dated December 23, 2015, Joseph Segelman, the Chief Executive Officer and President of the Company, and ASC, a stockholder of the Company which is wholly-owned by Joseph Segelman, guaranteed payment of all amounts owed under the Notes, subject to the terms of such guaranty agreements. The guaranty agreement delivered by Joseph Segelman is referred to herein as the “Personal Guaranty” and the guaranty agreement delivered by ASC is referred to herein as the “Corporate Guaranty”. ASC also granted the holders of the Notes a security interest in substantially all of the assets of ASC, subject to the terms of a security agreement entered into by and among the collateral agent for the holders of the Notes and ASC (the “Guarantor Security Agreement”). This summary is not a complete description of all of the terms of the agreements referred to in this paragraph and is qualified in its entirety by reference to the full text of the Corporate Guaranty, Guarantor Security Agreement and Personal Guaranty filed as Exhibits 10.4, 10.5 and 10.6, respectively, which are all included as part of the Company’s Current Report on Form 8-K filed with the Commission on December 24, 2015 and are incorporated by reference to this Item 1.01.

The Notes provide that commencing six (6) months after the Original Issue Date, the Company will have the option of prepaying the outstanding principal amount of the Notes (an “Optional Redemption”), in whole or in part, by paying to the holders a sum of money in cash equal to one hundred percent (100%) of the principal amount to be redeemed, together with accrued but unpaid interest thereon, if any, and any and all other sums due, accrued or payable to the holder arising under the Note through the Redemption Payment Date (as defined below) and 2.8986 shares of Common Stock of the Company for each $1.00 of Note principal amount being redeemed. The Company’s election to exercise its Optional Redemption rights must be by notice in writing (a “Notice of Redemption”) that specifies the date for such Optional Redemption (the “Redemption Payment Date”), which date shall be a date certain not sooner than thirty (30) trading days after the date of the Notice of Redemption (the “Redemption Period”). A Notice of Redemption, if given, may be given on the first Trading Day following twenty (20) consecutive Trading Days (the “Lookback Period”) during which all of the “Equity Conditions”, as defined in the Notes and described below, have been in effect. A Notice of Redemption shall not be effective with respect to any portion of the principal amount for which the holder has previously delivered an election to convert, or for conversions initiated or made by the holder during the Redemption Period. A Notice of Redemption is subject to certain other limitations described in the Notes and the failure of the Company to pay the Redemption Amount on the Redemption Payment Date may be deemed by the holder to be a non-curable event of default under the Notes.

As discussed above, the ability of the Company to exercise its Optional Redemption rights is subject to satisfaction of all of the “Equity Conditions”, a term which is defined in the Notes to mean, during the period in question, (a) the Company shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more notices of conversion of the applicable holder on or prior to the dates so requested or required, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the applicable holder in respect of the Note and the other documents executed and delivered in connection with the issuance of the Notes and as specifically defined in the Purchase Agreement (the “Transaction Documents”), (c) there is either (i) an effective registration statement pursuant to which the holders are permitted to utilize the prospectus thereunder to resell all of the shares issuable upon conversion of the Notes (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares”) (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), or (ii) all of the Conversion Shares and Warrant Shares (and shares issuable in lieu of cash payments of interest) may be resold pursuant to Rule 144 without volume or manner of sale restrictions or current public information requirements; and Company counsel has delivered to the Company’s transfer agent and holder a standing, written unqualified opinion that resales may then be made by the holder of all of the holder’s Conversion Shares and Warrant Shares pursuant to such effective registration statement, (d) the Common Stock is trading on a trading market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on the trading market (and the Company believes, in good faith, that trading of the Common Stock on such trading market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) an Event of Default (as defined in the Notes) has not occurred, whether or not such Event of Default has been cured, (g) there is no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (h) the issuance of the shares in question to the applicable holder would not exceed the Beneficial Ownership Limitation, (i) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction (each as defined in the Notes) that has not been consummated, and (j) the applicable holder is not in possession of any information provided by Borrower that constitutes, or may constitute, material non-public information.

Terms of Warrants

As described above, holders of the Notes received Warrants to purchase up to a number of shares of Common Stock equal to 100% of such holder’s Note principal amount divided by $0.08, which is the conversion price of the Notes in effect on the Subsequent Closing Date. The initial exercise price for the Warrants is $0.30, subject to adjustment, and the Warrants are exercisable for five years after the “Initial Exercise Date”, which is defined as the any time on or after the six month anniversary of the date of the Warrant. The Warrants are exercisable for shares of Common Stock upon the payment in cash of the exercise price and they are also exercisable on a cashless basis at any time there is no effective registration statement registering the shares of Common Stock underlying the Warrants. The exercise price of the Warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. In the event of a fundamental transaction, as described in the Warrants and generally including any reorganization, recapitalization or reclassification of the Common Stock, the sale, transfer or other disposition of all or substantially all of the Company’s properties or assets, the Company’s consolidation or merger with or into another person, the acquisition of more than 50% of the outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by the outstanding Common Stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction; provided that upon the occurrence of certain fundamental transactions, the holder can require the Company to purchase the Warrant for cash at a price equal to the higher of the Black Scholes Value of the unexercised portion of the Warrant or difference between the cash per share paid in the fundamental transaction and the exercise price per share. The holder of Warrants will not have the right to exercise any portion of the Warrant if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. The foregoing description is qualified in its entirety by reference to the full text of the form of Warrant filed as Exhibit 10.7 hereto, which is incorporated by reference to this Item 1.01.

On November 16, 2017, the Company and the investors mutually agreed to (1) extend the Maturity Date (as defined in the Notes) of the Notes dated December 23, 2015 and November 10, 2016 to June 30, 2018, (2) extend the termination date of the Warrants dated December 23, 2015 and November 10, 2016, to November 10, 2022, and also to amend the Warrants dated December 23, 2015, November 10, 2016 and November 10, 2017, to state that the Exercise Price (as defined in the Warrants) shall be $0.15 per share, subject to further adjustment if the Company effects a forward stock split. The Notes and Warrants dated November 10, 2016 were filed as Exhibits 10.2 and 10.7 to the Form 8-K filed on November 14, 2016.

Additional Purchaser Rights and Company Obligations

The Purchase Agreement includes additional purchaser rights and Company obligations including obligations on the Company to satisfy the current public information requirements under SEC Rule 144(c); obligations on the Company with respect to the use of proceeds from the sale of securities under the Purchase Agreement; purchaser rights to approve certain subsequent equity sales by the Company; purchaser rights to participate in future Company financings; and piggy-back registration rights in favor of the purchasers. Reference should be made to the full text of the Purchase Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference to this Item 1.01.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

The Notes mature on May 10, 2019, eighteen (18) months after the Issue Date, and provide for interest to accrue at an interest rate equal to the lesser of 15% per annum or the maximum rate permitted under applicable law after the occurrence of any event of default as provided in the Notes. At any time after the Issue Date, the holders, at their option, may convert the outstanding principal balance and accrued interest into shares of Common Stock of the Company. The initial conversion price for the principal and interest in connection with voluntary conversions by a holder of a Note is $0.08 per share, subject to adjustment as provided therein. Each Note, for example, is subject to adjustment upon certain events such as stock splits and has full ratchet anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. Each Note also contains certain negative covenants, including prohibitions on incurrence of indebtedness, liens, charter amendments, dividends, redemption. None of the holders of the Note have the right to convert any portion of their Note if it (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”). The Notes include customary events of default, including, among other things, payment defaults, covenant breaches, certain representations and warranties, certain events of bankruptcy, liquidation and suspension of the Company’s Common Stock from trading.  If such an event of default occurs, the holders of the Notes may be entitled to take various actions, which may include the acceleration of amounts due under the Notes and accrual of interest as described above. As described below, the Notes are collectively collateralized by substantially all of the assets of the Company and guarantees of payment of the Notes have also been delivered by certain parties. The foregoing description is qualified in its entirety by reference to the full text of the form of Note filed as Exhibit 10.2 hereto and is incorporated by reference into this Item 2.03.

In connection with the Initial Purchase Agreement, the Company also entered into a security agreement, dated December 23, 2015 (the “Security Agreement”) with the collateral agent for the holders of the Notes. The Security Agreement has been amended to include the Initial Notes, as well as the Notes, and provides  the holders a security interest in substantially all of the assets of the Company, subject to the terms of the security agreement. This summary is not a complete description of all of the terms of the Security Agreement and is qualified in its entirety by reference to the full text of the Security Agreement filed as Exhibit 10.3 as part of the Company’s Current Report on Form 8-K filed with the Commission on December 24, 2015, which is incorporated by reference into this Item 2.03.

See Item 1.01 for a description of the Company’s Optional Redemption rights with respect to the Notes.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

The Incentive Shares, Notes and Warrants issued by the Company pursuant to the terms of the Purchase Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. No general solicitation or general advertising was used in connection with the offering of the Incentive Shares, Notes and Warrants. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company disclosed to the investors, and the investors acknowledged, that the Incentive Shares, Notes, Warrants and all shares of underlying Common Stock of the Company could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the certificates or instruments representing the Incentive Shares, Notes and Warrants included, and the certificates representing the common stock to be issued upon conversion or exercise of the Notes and Warrants will include, a legend to that effect.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2017, the Company’s board of directors provided unanimous written consent approving an amendment to the Company’s articles of incorporation, solely for the purpose of changing the Company’s name from Reign Sapphire Corporation, to Reign Brands Corporation. The Company filed the certificate of amendment with the state of Delaware on November 15, 2017. Upon receipt of the file stamped certificate of amendment from the state of Delaware, the Company will prepare all regulatory filings necessary to complete the name change.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit
Number	Description

10.1	Securities Purchase Agreement dated November 10, 2017.

10.2	Form of Secured Convertible Note issued under the Securities Purchase agreement included as Exhibit 10.1.

10.3	Security Agreement dated December 23, 2015 by and among the Company and the Collateral Agent and Secured parties defined and identified therein (incorporated by reference to Exhibit 10.3 of our Form 8-K (File No. 333-204486) filed with the Securities and Exchange Commission on December 24, 2015).

10.4	Corporate Guaranty dated December 23, 2015 entered into by Australian Sapphire Corporation as guarantor for the benefit of the Collateral Agent and the Lenders defined and identified therein (incorporated by reference to Exhibit 10.4 of our Form 8-K (File No. 333-204486) filed with the Securities and Exchange Commission on December 24, 2015).

10.5	Guarantor Security Agreement dated as December 23, 2015 by and among Australian Sapphire Corporation as guarantor and the Collateral Agent and Secured Parties defined and identified therein delivered in connection with the Corporate Guaranty included as Exhibit 10.4 (incorporated by reference to Exhibit 10.5 of our Form 8-K (File No. 333-204486) filed with the Securities and Exchange Commission on December 24, 2015).

10.6	Personal Guaranty dated as December 23, 2015 entered into by Joseph Segelman as guarantor for the benefit of the Collateral Agent and the Lenders defined and identified therein (incorporated by reference to Exhibit 10.6 of our Form 8-K (File No. 333-204486) filed with the Securities and Exchange Commission on December 24, 2015).

10.7	Form of Common Stock Purchase Warrant issued under the Securities Purchase Agreement included as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIGN SAPPHIRE CORPORATION

Date: November 16, 2017	By:	/s/ Joseph Segelman

Joseph Segelman, Chief Executive Officer